INCOME TAXES	12 Months Ended
Sep. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The Trust elected to be taxed as a real estate investment trust ("REIT"),pursuant to the Code. As a REIT, the Trust will generally not be subject to Federal income taxes at the corporate level if it distributes 100% of its REIT taxable income, as defined, to its shareholders. To maintain its REIT status, the Trust must distribute at least 90% of its taxable income; however if it does not distribute 100% of its taxable income, it will be taxed on undistributed income. There are a number of organizational and operational requirements the Trust must meet to remain a REIT. If the Trust fails to qualify as a REIT in any taxable year, its taxable income will be subject to Federal income tax at regular corporate tax rates and it may not be able to qualify as a REIT for four subsequent tax years. Even if it is qualified as a REIT, the Trust is subject to certain state and local income taxes and to Federal income and excise taxes on the undistributed taxable income. For income tax purposes, the Trust reports on a calendar year.
During the years ended September 30, 2016, 2015 and 2014, the Trust recorded $689,000, $18,000 and $155,000, respectively, of Federal alternative minimum tax and state franchise tax expense, net of refunds, relating to the 2016, 2015 and 2014 calendar years.
Earnings and profits, which determine the taxability of dividends to shareholders, differs from net income reported for financial statement purposes due to various items, including timing differences related to loan loss provisions, impairment charges, depreciation methods and carrying values.
At December 31, 2015, the Trust had a net operating loss carry forward of $69,193,000. These net operating losses may be available in future years to reduce taxable income when it is generated. These tax loss carry forwards begin to expire in 2030